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Exhibit 24.1

POWER OF ATTORNEY

        We, the undersigned officers and directors of WPX Energy, Inc., do hereby constitute and appoint Stephen E. Brilz and Dennis C. Cameron, and each of them acting alone, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as officer and directors and to execute any and all instruments for us in our names in the capacities indicated below, which said attorneys and agents may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) and supplements hereto and we do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done or have done or caused to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons, in the capacities indicated below, as of March 12, 2020.

Signature	Title

/s/ RICHARD E. MUNCRIEF Richard E. Muncrief	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)
/s/ J. KEVIN VANN J. Kevin Vann	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ STEPHEN L. FAULKNER, JR. Stephen L. Faulkner, Jr.	Controller (Principal Accounting Officer)
/s/ CLAY M. GASPAR Clay M. Gaspar	President, Chief Operating Officer and Director
/s/ JOHN A. CARRIG John A. Carrig	Director
/s/ ROBERT K. HERDMAN Robert K. Herdman	Director
/s/ KELT KINDICK Kelt Kindick	Director
/s/ KARL F. KURZ Karl F. Kurz	Director

Signature	Title

/s/ HENRY E. LENTZ Henry E. Lentz	Director
/s/ KIMBERLY S. LUBEL Kimberly S. Lubel	Director
/s/ D. MARTIN PHILLIPS D. Martin Phillips	Director
/s/ DOUGLAS E. SWANSON, JR. Douglas E. Swanson, Jr.	Director
/s/ VALERIE M. WILLIAMS Valerie M. Williams	Director
/s/ DAVID F. WORK David F. Work	Director

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  Exhibit 24.1
POWER OF ATTORNEY